Exhibit 10.20

AMENDMENT TO THE

VARIANT PHARMACEUTICALS, INC.

2014 EQUITY COMPENSATION PLAN

Dated: December 12, 2022

WHEREAS, ZyVersa Therapeutics, Inc. (formerly known as Variant Pharmaceuticals, Inc.) (the “Company”) sponsors and maintians the Variant Pharmaceuticals, Inc. 2014 Equity Compensation Plan, as amended (the “2014 Plan”); and

WHEREAS, the Board of Directors of the Company (the “Board”) desires to amend the 2014 Plan in order to reflect the Company’s establishment of the ZyVersa Therapeutics, Inc. 2022 Omnibus Equity Incentive Plan and the consummation of that certain Business Combination Agreement, dated as of July 20, 2022, by and among the Company, Larkspur Health Acquisition Corp., Larkspur Merger Sub Inc., and the Securityholder Representative (as defined in such Agreement); and

WHEREAS, Section 11 of the 2014 Plan authorizes the Board to amend the Plan from time to time;

NOW, THEREFORE, effective the date hereof, the Plan is hereby amended as follows:

1. Section 2(f) of the 2014 Plan is hereby amended in its entirety, to read as follows:

“(f) “Common Stock” means the common stock of the Company, $0.0001 par value per share.”

2. Section 2(g) of the 2014 Plan is hereby amended in its entirety, to read as follows:

“(g) “Company” means ZyVersa Therapeutics, Inc., a corporation organized under the laws of the State of Florida.”

3. Section 4.1 of the Plan is hereby amended by adding the following paragraph at the end thereof:

“Notwithstanding the foregoing, effective upon consummation of that certain Business Combination Agreement, dated as of July 20, 2022, by and among the Company, Larkspur Health Acquisition Corp., Larkspur Merger Sub Inc., and the Securityholder Representative (as defined in such Agreement), (i) no further increases in the shares of Common Stock reserved and available for issuance under the Plan shall occur pursuant to the third sentence of the preceding paragraph, and (ii) no new Awards shall be made under the Plan.”

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board on the date set forth above.

ZYVERSA THERAPEUTICS, INC.

BY:	/s/ Stephen C. Glover

Name:	Stephen C. Glover
Title:	Chief Executive Officer
Date:	December 12, 2022